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                               Janus Aspen Series
                         International Growth Portfolio

                       Supplement dated December 20, 2007
                      to Currently Effective Prospectuses

Effective December 21, 2007, International Growth Portfolio (the "Portfolio") is closed to new investors. Current investors may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Portfolio will not be accepted unless you meet the criteria outlined below. Please contact your plan sponsor or financial intermediary for further details.

Accordingly, the following information supplements the "SHAREHOLDER'S GUIDE" section of the Prospectus:

  INTERNATIONAL GROWTH PORTFOLIO -- CLOSED FUND POLICIES

    The Portfolio has limited sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. Sales through new insurance and retirement platform relationships have generally been discontinued and new accounts with the Portfolio may not be opened. Investors who meet certain criteria described below, however, may be able to purchase shares of the Portfolio. You may be required to demonstrate eligibility to purchase shares of the Portfolio before your investment is accepted. If you are a current Portfolio shareholder and close an existing Portfolio account, you will not be able to make additional investments in the Portfolio unless you meet one of the specified criteria. The Portfolio may resume sales of its shares at some future date, but it has no present intention to do so.

    Investors who meet the following criteria may be able to invest in the
    Portfolio: (i) new or existing variable insurance product contracts funded by separate accounts of participating insurance companies that currently offer the Portfolio for investment may be permitted to purchase shares and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) existing shareholders invested in the Portfolio are permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (iii) under certain circumstances, all or a portion of the shares held in a closed Portfolio account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Portfolio shares;
    (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Portfolio as an investment option may direct contributions to the Portfolio through their plan, regardless of whether the participant invested in such Portfolio prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Portfolio; Trustees of the Janus funds may also open new accounts in the closed Portfolio; (vi) it is expected that participants in employer-sponsored retirement plans purchasing through platforms which currently offer the Portfolio as an investment option may direct contributions to the Portfolio through their plan, regardless of whether their plan invested in such Portfolio prior to its closing; and
    (vii) in the case of certain mergers or reorganizations, sponsors of certain retirement plans may be able to add the Portfolio as an investment option and those with existing accounts in the Portfolio would be able to continue to invest in the Portfolio on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Portfolio in applying closed fund policies. Requests for purchases into a closed Portfolio will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio is believed to negatively impact existing Portfolio shareholders.

                Please retain this Supplement with your records.